Exhibit 10.48
Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
Second Addendum to INTRODUCING BROKER AGREEMENT
Between GAIN Capital Group, LLC and TradeStation Securities, Inc.
Dated April 20, 2005
     This Second Addendum to Introducing Broker Agreement (“Agreement”) is entered into and effective as of the 1st day of April 2009, by and between GAIN Capital Group, LLC, a limited liability company formed under the laws of the State of Delaware (“GAIN”) and TradeStation Securities, Inc., a company incorporated in the State of Florida (“TradeStation”).
     WHEREAS, GAIN and TradeStation are parties to an Introducing Broker Agreement dated as of April 20, 2005, as amended by Addendum to Introducing Broker Agreement dated October 1, 2007 (the “Agreement”);
     WHEREAS, the parties desire to amend some of the financial terms of the Agreement.
     NOW, THEREFORE, in consideration of the foregoing, and in reliance on the mutual agreements contained herein, the parties agree the Agreement is hereby amended as follows:
1. The parties represent and warrant to one another that the statements above are true, accurate and complete in all material respects, and constitute part of the Agreement.
2. ***; provided that (a) if, in any month, the total lots average at least ***, the amount payable for all deals for that month in excess of the ***, and (b) if, in any month, the total lots average ***. These amounts shall be paid by GAIN to TradeStation monthly, no later than the 15th day of the month following the month to which the payment relates. The average daily dollar amount shall be multiplied by the number of trading days in the month, and then divided by ***, and that number shall then be multiplied by the forgoing applicable *** to calculate the monthly payment. No wire transfer fees will be charged by GAIN.
3. The expiration of the term of the Agreement shall now be December 31, 2010. ***.
4. Should TradeStation decide to reorganize its forex business by transferring it to an affiliate, TradeStation shall provide GAIN with reasonable prior written notice thereof, and GAIN agrees that the Agreement shall automatically be between GAIN and such TradeStation affiliate and the parties shall execute and deliver appropriate documents to reflect such change.
5. Except as expressly amended hereby, the Agreement has not been modified and is of full force and effect. Capitalized terms used herein, which are not herein defined, shall have the respective meanings ascribed to them in the Agreement.

     IN WITNESS WHEREOF, the parties have executed this Second Addendum by their duly authorized representatives on the date first written above.

TradeStation Securities, Inc.

By:	/s/ Marc Stone

Marc J. Stone, Vice President

GAIN Capital Group, LLC

By:	/s/ Glenn Stevens
Glenn Stevens, CEO

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